Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2012
Property, Plant And Equipment, Net [Abstract]
Property, Plant And Equipment, Net

8.            Property, Plant and Equipment, Net

As at December 31	2012			2011
	Cost	Accumulated DD&A*	Net	Cost	Accumulated DD&A*	Net

Canadian Division
Proved properties	$26,024	$(23,962)	$2,062	$27,259	$(20,906)	$6,353
Unproved properties	716	-	716	968	-	968
Other	182	-	182	172	-	172
	26,922	(23,962)	2,960	28,399	(20,906)	7,493

USA Division
Proved properties	24,825	(21,236)	3,589	23,319	(17,294)	6,025
Unproved properties	579	-	579	458	-	458
Other	237	-	237	250	-	250
	25,641	(21,236)	4,405	24,027	(17,294)	6,733

Market Optimization	235	(129)	106	223	(115)	108
Corporate & Other	2,829	(549)	2,280	2,215	(492)	1,723
	$55,627	$(45,876)	$9,751	$54,864	$(38,807)	$16,057

*  Depreciation, depletion and amortization.

The Canadian Division and USA Division property, plant and equipment include internal costs directly related to exploration, development and construction activities of $471 million capitalized during the year ended December 31, 2012 (2011 – $415 million). Included in Corporate and Other are $104 million (2011 – $112 million) of international property costs, which have been fully impaired.

For the year ended December 31, 2012, the Company recognized a ceiling test impairment of $1,822 million (2011 – $2,249 million; 2010 – nil) in the Canadian cost centre and $2,842 million (2011 – nil; 2010 – nil) in the U.S. cost centre.  The impairments resulted primarily from the decline in 12-month average trailing natural gas prices which have reduced proved reserves volumes and values.

The 12-month average trailing prices used in the ceiling test evaluations reflect benchmark prices adjusted for basis differentials to determine local reference prices, transportation costs and tariffs, heat content and quality.  The benchmark prices are disclosed in Note 22.

Capital Leases and Other

During 2011, the Company entered into a capital lease arrangement in the U.S. whereby the beneficial rights of ownership of specific equipment will be conveyed to Encana over the next five years. The Company recorded an asset under capital lease with a corresponding capital lease obligation totaling $158 million, which was subsequently paid by Encana.

As at December 31, 2012, the carrying value of assets under capital lease was $207 million (2011 – $147 million).

In 2008, Encana signed a contract for the design and construction of the Production Field Centre (“PFC”) for the Deep Panuke project.  As at December 31, 2012, Canadian Division property, plant and equipment and total assets include Encana's accrual to date of $612 million (2011 – $607 million) related to this offshore facility as an asset under construction.  There is no effect on the Company’s current net earnings or cash flows related to the capitalization of the PFC.

In 2007, Encana announced that it had entered into a 25-year lease agreement with a third party developer for The Bow office project.  As at December 31, 2012, Corporate and Other property, plant and equipment and total assets include Encana's accumulated costs to date of $1,668 million (2011 – $1,309 million).  Beginning in July 2012, Encana assumed partial occupancy of The Bow office premises, initiated payments to the third party developer and commenced depreciation of The Bow asset over the 60-year estimated life of the building.  At the conclusion of the 25-year term, the remaining asset and corresponding liability are expected to be derecognized as disclosed in Note 14.

Liabilities for the PFC and The Bow office project are included in other liabilities and provisions in the Consolidated Balance Sheet and are disclosed in Note 14.